AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement dated November 30, 2000 to the Prospectuses dated March 1, 2000


Under Investment Advisers on pages five and seven, Independence Investment Associates, Inc. is hereby removed.

Under Investment Advisers on page seven, Metropolitan West Capital Management, LLC is hereby added.

Under the section titled The Investment Advisers, the last sentence of the paragraph describing Independence Investment Associates, Inc. is hereby changed to read as follows:

     IIA serves as an investment adviser to the International Equity Fund.

Under the section titled The Investment Advisers, the following paragraph is hereby added:

     METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("MetWest"), 610 Newport Center Drive, Suite 150, Newport Beach, California 92660, is a professional investment counseling firm founded in 1999. The firm is an affiliate of Metropolitan West Securities, Inc., a wholly-owned subsidiary of Metropolitan West Financial, Inc. As of October 27, 2000, MetWest had approximately $1.3 billion of assets under management. MetWest serves as an investment adviser to the Large Cap Value Fund.